         --------------------------------------------------------------
                                 MORGAN STANLEY
                                  DEAN WITTER
                               AFRICA INVESTMENT
                                   FUND, INC.
         --------------------------------------------------------------





                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1999
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER




                           MORGAN STANLEY DEAN WITTER
                          AFRICA INVESTMENT FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108

--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353

--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
----------

For the six months ended June 30, 1999, the Morgan Stanley Dean Witter Africa Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 11.43%. For the period since the Fund's commencement of operations on February 14, 1994 through June 30, 1999, the Fund's total return, based on net asset value per share, was 48.45%. On June 30, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $10 1/8, representing a 21.8% discount the Fund's net asset value per share.

SOUTH AFRICA

The South African market rallied strongly during the second quarter, with the Johannesburg All-Share Index rising 12.6%. The market gathered momentum as commodity prices began to recover, especially the base metals, and in reaction to a series of interest rate cuts which brought the Prime lending rate down from 20% at the start of the quarter to 18% by the end of June. The second all-race elections were successfully held on June 2, giving the ruling ANC party a landslide victory. We expect this vote of confidence to encourage the regime under President Mbeki to press ahead with the difficult and politically unpopular areas of labor market reform and privatization.

The Gross Domestic Product (GDP) release for the first quarter of the year showed positive growth, primarily as a result of the rebasing of its components, yet was still greeted as a positive surprise. We believe the economy bottomed out in the second quarter and we expect economic indicators to start showing stronger tendencies over the next few months. The rand has been relatively flat all year, reflecting healthy portfolio inflows primarily from the London listings of several leading companies. The pick up in commodity prices also appears to have had a positive influence on the rand, though the weakness in gold (the country's main export) and the strength in oil (the main import) will cause a deterioration in the trade account. The demutualization of Old Mutual, South Africa's largest insurance company was completed a few days after the end of the second quarter and should provide a boost to consumer expenditure and GDP that will be evident over the next 12 months.

We remain positive about South Africa, expecting further interest rate cuts, deeper reforms under Thabo Mbeki and the acceleration of growth in the economy. We do, however, have concerns about the rand, in light of a weak gold price and the possibility of further relaxation of exchange controls in the near future.

EGYPT

The EFG Index fell 2.3% during the second quarter, as investors swapped their market holdings for the much more liquid stock of Egypt Mobile, a cellular company, whose price has risen dramatically in 1999. Privatization has gathered momentum relative to the standstill of 1998, yet is still moving frustratingly slow with only two major transactions completed in the first six months and a large number of others postponed. The Central Bank's management of foreign reserves continues to be baffling, restricting dollar liquidity while hoarding reserves equal to 15 months of import cover. Earnings growth is on track, averaging over 15% for the calendar year 1999, and dividend yields have reached levels of over 10% in some cases (while local 90-day treasury bills yield only 8.8%). The combination of cheap valuations (1999 price-earnings of 7.8 times), strong earnings performance and a healthy macroeconomic environment give us confidence in the future potential of the market and we remain positive.

GHANA

The Ghanaian market, as measured by the Databank Index, lost 7.4% in the second quarter, continuing to contradict the stream of positive news coming out at the macroeconomic level. Inflation is collapsing in Ghana, with the latest CPI figures as of May registering a 9.4% rise in prices year-on-year; a far cry away from the 19% in 1998 and 28% in 1997. Interest rates have followed with a lag, as the 90-day treasury bill rate has dropped from about 48% at the beginning of 1998 to 26% today. The country is also making inroads into its fiscal deficit under auspices of the IMF and is experiencing GDP growth consistently above the 3% level. Much of the negative performance in the quarter can be attributed to the currency, which depreciated 6.4% against the dollar during the quarter, reacting to weakness in the cocoa and gold prices, Ghana's main exports.

The market continues to trade at remarkably low multiples (1999 price-earnings of 3.8 times) and earnings per share growth ranges from 15% to 30% in real terms. We are awaiting the liberalization and partial privatization of the pension and mutual fund sector later on this year as a catalyst to channel a larger portion of domestic money into the equity market. Several public companies should also be listed over the next twelve months broadening the market and improving liquidity, a major obstacle to current investment.

MAURITIUS

The Mauritian market fell again in the second quarter of the year, as the SEMDEX Index fell 2.5%. The news was marginally negative over the second quarter, as the effect on the economy of a drought-induced 36% drop in the sugar crop became more evident. Our GDP forecast has been reduced to about 3.3% for 1999, though we expect a rebound to the 5% level in 2000. Interest rates ticked up to 13% from 12% at the end of March, as the Central Bank tightened policy to ward off inflation, which rose slightly over 7%. Looking forward, with the economy weakening and the rupee's strength relative to the Euro hurting textile exporters, we expect aggressive cuts in interest rates, helping the performance of the economy and the stock market. Growth in the sectors where the Fund is invested, namely financial services and tourism, continues to strengthen, with the average earnings per share growth in this portion of the Fund's portfolio at around 20%. The government has resuscitated plans to privatize Mauritius Telecom in early 2000, a landmark transaction that would need to be completed before presidential elections in the latter part of the year. We continue to be quite positive about the market, with valuations at the low end of their recent historical range and the normalization of the sugar industry.

ZIMBABWE

The Zimbabwean Industrial Index raced ahead by 10.4% in the second quarter, as corporate earnings continued to strengthen and locals favored stocks to bonds. The performance of the economy, however, was not encouraging, as inflation climbed to around 53% and severe upward adjustments in the prices of key goods such as fuel, electric power, telephone services and corn meal are still needed. Speculation mounted during the quarter about the fate of the currency, which appreciated slightly in the face of sharply rising inflation and an apparent lack of foreign reserves. The country's involvement in the conflict in the Congo and its controversial stance on land reform has temporarily scared the IMF away, but the prospects for some type of support later on in the year are reasonable. With the market trading at attractive valuations (1999 price-earnings of 6 times), a strong, well-managed private sector, and interest rates well below the inflation rate, we feel the outlook for equities is positive. We are concerned, nonetheless, about the value of the currency if balance of payment support is not granted in the coming months.

REST OF AFRICA

The other markets where the Fund has positions were mostly down for the second quarter, with the notable exception of Botswana, whose Domestic Company Index rose 6.3% driven by banking stocks. We remain heavily concentrated in the brewery sector, that is slated to benefit from increased disposable income resulting from high economic growth as well as, in the short term, a large pay raise received by public sector employees.

Kenya, where the Fund keeps a small position, fell sharply as the currency, the shilling, lost 11.4% of its value against the dollar. Interest rates have risen to defend the currency and the economy remains stagnant, with market expectations of GDP growth at or below 2%.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

July 1999


THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.




--------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT
WWW.MSDW.COM/INSTITUTIONAL/INVESTMENTMANAGEMENT.

Morgan Stanley Dean Witter Africa Investment Fund, Inc.
Investment Summary as of June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL                                                             TOTAL RETURN (%)
INFORMATION                                         --------------------------------------------------------
                                                         MARKET VALUE (1)            NET ASSET VALUE (2)
                                                    -------------------------     --------------------------
                                                                      ANNUAL                         ANNUAL
                                                    CUMULATIVE        AVERAGE     CUMULATIVE         AVERAGE
                                                    ----------        -------     ----------         -------
                       FISCAL YEAR TO DATE             21.51%             --         11.43%              --
                       ONE YEAR                        -6.94           -6.94         -9.73            -9.73%
                       FIVE YEAR                       48.66            8.25         63.40            10.32
                       SINCE INCEPTION*                15.97            2.79         48.45             7.63

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                     [GRAPH]

                                                     YEAR ENDED DECEMBER 31,                   SIX MONTHS
                                                                                                  ENDED
                                                                                                JUNE 30,
                                      1994*       1995        1996        1997        1998        1999
                                     ------      ------      ------      ------      ------    ----------
Net Asset Value Per Share. . . . .   $14.43      $17.05      $16.86      $14.45      $11.69      $12.96
Market Value Per Share . . . . . .   $11.38      $12.88      $13.63      $11.50      $ 8.38      $10.13
Premium/(Discount) . . . . . . . .    -21.1%      -24.5%      -19.2%      -20.4%      -28.3%      -21.8%
Income Dividends . . . . . . . . .   $ 0.54      $ 0.96      $ 0.14      $ 0.30      $ 0.86      $ 0.05
Capital Gains Distributions. . . .       --      $ 0.01      $ 1.23      $ 2.25      $ 0.00#         --
Fund Total Return (2). . . . . . .     7.34%      26.14%       8.64%       2.69%     -11.82%      11.43%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
*   The Fund commenced operations on February 14, 1994.
#   Amount is less than U.S.$0.01 per share.

Morgan Stanley Dean Witter Africa Investment Fund, Inc.
Investment Summary as of June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

[PIE CHART]

Equity Securities                 (96.6%)
Short-Term Investments             (3.4%)

--------------------------------------------------------------------------------
SECTORS

[PIE CHART]

Banking                           (19.2%)
Beverages & Tobacoo               (17.0%)
Broadcasting & Publising           (3.0%)
Financial Services                 (9.9%)
Food & Household Products          (4.2%)
Insurance                          (5.4%)
Merchandising                      (5.1%)
Misc. Materials & Commodities      (5.1%)
Multi-Industry                     (6.6%)
Telecommunications                 (5.6%)
Other                             (18.9%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

Botswana                           (4.9%)
Egypt                             (15.1%)
Ghana                             (11.6%)
Ivory Coast                        (1.7%)
Kenya                              (2.2%)
Mauritius                         (11.4%)
South Africa                      (42.2%)
Tunisia                            (0.8%)
Zambia                             (0.7%)
Zimbabwe                           (7.3%)
Other                              (2.1%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS (*)

                                                    PERCENT OF
                                                    NET ASSETS
                                                    ----------
1.    State Bank of Mauritius Ltd. (Mauritius)          7.3%
2.    Bidvest Group Ltd. (South Africa)                 5.6
3.    Egyptian Company for Mobile Services (Egypt)      5.6
4.    Sechaba Breweries Ltd. (Botswana)                 4.9
5.    Standard Chartered Bank (Ghana)                   4.3
6.    B.O.E. Corp. Ltd. (South Africa)                  4.2
7.    Sanlam Ltd. (South Africa)                        3.5
8.    Meikles Africa Ltd. (Zimbabwe)                    3.2
9.    Al-Ahram Beverages Co. (Egypt)                    2.8
10.   Social Security Bank Ltd. (Ghana)                 2.8
                                                       ----
                                                       44.2%
                                                       ----
                                                       ----

(*) EXCLUDES SHORT-TERM INVESTMENTS.

FINANCIAL STATEMENTS
-------
STATEMENT OF NET ASSETS (UNAUDITED)
-------
JUNE 30, 1999

                                                                          VALUE
                                                   SHARES                 (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.6%)
(Unless otherwise noted)
--------------------------------------------------------------------------------
BOTSWANA (4.9%)
BEVERAGES & TOBACCO
   Sechaba Breweries Ltd.                       7,649,450          U.S.$  8,852
                                                                   -------------
--------------------------------------------------------------------------------
EGYPT (15.1%)
BEVERAGES & TOBACCO
(a)Al-Ahram Beverages Co. GDR                     181,000                 5,145
   Eastern Tobacco                                184,102                 4,483
                                                                   -------------
                                                                          9,628
                                                                   -------------
BUILDING MATERIALS & COMPONENTS
   Industrial & Engineering
     Enterprises Co.                               22,347                   177
   Industrial & Engineering
     Enterprises Co.                              191,338                 1,513
   Suez Cement Co.                                 43,026                   615
   Suez Cement Co. GDR                            151,960                 2,188
                                                                   -------------
                                                                          4,493
                                                                   -------------
ELECTRONIC COMPONENTS, INSTRUMENTS
   Egyptian Electro Cables                          1,848                    15
                                                                   -------------
FINANCIAL SERVICES
(b)EFG-Hermes Holding GDR                          79,200                   934
   National Societe Generale Bank                  28,616                   436
                                                                   -------------
                                                                          1,370
                                                                   -------------
FOOD & HOUSEHOLD PRODUCTS
   Central Flour Mills                                110                    --@
   North Cairo Flour Mills                            605                     7
                                                                   -------------
                                                                              7
                                                                   -------------
TELECOMMUNICATIONS
   Egyptian Company for Mobile
     Services                                     451,665                10,179
                                                                   -------------
UTILITIES - ELECTRICAL & GAS
   Egypt Gas Co.                                   45,000                 1,842
                                                                   -------------
                                                                         27,534
                                                                   -------------
--------------------------------------------------------------------------------
GHANA (11.6%)
BANKING
   Ghana Commercial Bank                        5,394,580                 2,089
   Social Security Bank Ltd.                    6,938,100                 5,132
   Standard Chartered Bank                        913,400                 7,783
                                                                   -------------
                                                                         15,004
                                                                   -------------
BEVERAGES & TOBACCO
(a)Ghana Breweries Ltd.                           504,000                   367
   Guinness Ghana Ltd.                          3,050,979                 1,093
   Pioneer Tobacco Co., Ltd.                    6,749,660                   993
                                                                   -------------
                                                                          2,453
                                                                   -------------
FINANCIAL SERVICES
   Home Finance Co.                             2,814,840                   818
                                                                   -------------
FOOD & HOUSEHOLD PRODUCTS
   Unilever Ghana Ltd.                          2,494,900                 1,672
                                                                   -------------
Metals - Non Ferrous
(a)Ghana Pioneer Aluminum Factory               1,043,400                   119
                                                                   -------------
--------------------------------------------------------------------------------
MISC. MATERIALS & COMMODITIES
   Aluworks Ghana Ltd.                          1,070,000          U.S.$  1,119
                                                                   -------------
                                                                         21,185
                                                                   -------------
--------------------------------------------------------------------------------
IVORY COAST (1.7%)
DIVERSIFIED OPERATIONS
(a)SOC Ivoirienne de Coco Rappe                    24,000                   463
                                                                   -------------
FINANCIAL SERVICES
(a)Filature Tissages Sacs                          25,000                   826
                                                                   -------------
FOOD & HOUSEHOLD PRODUCTS
(a)Nestle Cote D Ivoire                            12,500                 1,772
                                                                   -------------
                                                                          3,061
                                                                   -------------
--------------------------------------------------------------------------------
KENYA (2.2%)
BANKING
   Kenya Commercial Bank Ltd.                     991,326                   626
   National Industrial Credit Bank                389,439                   160
                                                                   -------------
                                                                            786
                                                                   -------------
CONSTRUCTION & HOUSING
(a)Athi River Mining Ltd.                       3,262,500                   246
                                                                   -------------
FOOD & HOUSEHOLD PRODUCTS
   Uchumi Supermarket Ltd.                      2,501,107                 1,647
                                                                   -------------
INDUSTRIAL COMPONENTS
   Firestone East Africa Ltd.                   4,756,950                 1,077
                                                                   -------------
UTILITIES - ELECTRICAL & GAS
   Kenya Power & Lighting Co., Ltd.               150,000                   232
                                                                   -------------
                                                                          3,988
                                                                   -------------
--------------------------------------------------------------------------------
MALAWI (0.6%)
FOOD & HOUSEHOLD PRODUCTS
(c)Sugar Corp. of Malawi                        7,160,000                   993
                                                                   -------------
--------------------------------------------------------------------------------
MAURITIUS (11.4%)
BANKING
   Mauritius Commercial Bank                      782,036                 3,107
   State Bank of Mauritius Ltd.                20,307,940                13,310
                                                                   -------------
                                                                         16,417
                                                                   -------------
LEISURE & TOURISM
   New Mauritius Hotels                         1,753,850                 3,253
   Rogers and Co., Ltd.                           408,031                 1,078
                                                                   -------------
                                                                          4,331
                                                                   -------------
                                                                         20,748
                                                                   -------------
--------------------------------------------------------------------------------
MOZAMBIQUE (0.1%)
MISC. MATERIALS & COMMODITIES
   Kenmare Resources plc                        1,975,000                   184
                                                                   -------------
--------------------------------------------------------------------------------
NIGERIA (0.0%)
ENERGY SOURCES
   Tuskar Resources plc                        14,329,000                    56
                                                                   -------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                          VALUE
                                                   SHARES                 (000)
--------------------------------------------------------------------------------
SOUTH AFRICA (42.2%)
BANKING
   Standard Bank Investment Corp.,
     Ltd                                          229,000          U.S.$    757
                                                                   -------------
BEVERAGES & TOBACCO
   Amalgamated Beverage
     Industries Ltd.                              403,605                 3,311
   Rembrandt Group Ltd.                           364,490                 3,038
                                                                   -------------
                                                                          6,349
                                                                   -------------
BROADCASTING & PUBLISHING
   Naspers Ltd. 'N'                               327,300                 1,966
   Primedia Ltd.                                2,325,000                 3,467
                                                                   -------------
                                                                          5,433
                                                                   -------------
BUSINESS & PUBLIC SERVICES
   Educor                                       3,203,680                 3,021
                                                                   -------------
CHEMICALS
   SASOL Ltd.                                     695,800                 4,964
                                                                   -------------
CONSTRUCTION & HOUSING
   Concor Ltd.                                  1,169,822                 2,375
                                                                   -------------
DATA PROCESSING & REPRODUCTION
(a)Paracon Holdings Ltd.                        5,487,000                 1,155
                                                                   -------------
ELECTRICAL & ELECTRONICS
   Comparex Holdings Ltd.                         135,000                   850
                                                                   -------------
FINANCIAL SERVICES
   ABSA Group Ltd.                                860,780                 4,871
   B.O.E. Corp. Ltd. 'N'                        9,601,868                 7,638
   FirstRand Ltd.                               1,683,000                 1,924
                                                                   -------------
                                                                         14,433
                                                                   -------------
GOLD MINES
   Goldfields Ltd.                                515,337                 1,768
                                                                   -------------
   Insurance
(a)New Africa Investments Ltd.
     (Preferred) 'N'                            5,869,900                 3,453
(a)Sanlam Ltd.                                  5,421,700                 6,424
(c)Suncrush Ltd.                                  151,300                    22
                                                                   -------------
                                                                          9,899
                                                                   -------------
MACHINERY & ENGINEERING
   Howden Africa Holdings Ltd.                  2,010,172                   333
                                                                   -------------
MERCHANDISING
   Ellerine Holdings Ltd.                         683,700                 2,719
   Pepkor Ltd.                                    172,500                   695
                                                                   -------------
                                                                          3,414
                                                                   -------------
METALS - NON FERROUS
   Impala Platinum Holdings Ltd.                  130,500                 3,283
                                                                   -------------
MISC. MATERIALS & COMMODITIES
(a)Anglo American plc                              26,100                 1,220
   Billiton plc                                 1,273,550                 4,430
   De Beers                                        73,000                 1,749
                                                                   -------------
                                                                          7,399
                                                                   -------------
MULTI-INDUSTRY
   Bidvest Group Ltd.                           1,223,292                10,217
(a)Leisure Planet Holdings                        218,404                 1,051
                                                                   -------------
                                                                         11,268
                                                                   -------------
                                                                         76,701
                                                                   -------------
--------------------------------------------------------------------------------
TUNISIA (0.8%)
BANKING
   Banque de l'Habitat                             75,000          U.S.$  1,043
                                                                   -------------
FINANCIAL SERVICES
   Tunisie Leasing SA                              15,000                   492
                                                                   -------------
                                                                          1,535
                                                                   -------------
--------------------------------------------------------------------------------
ZAMBIA (0.7%)
FOOD & HOUSEHOLD PRODUCTS
(a)Zambia Sugar Co., Ltd.                     151,371,609                   818
                                                                   -------------
MISC. MATERIALS & COMMODITIES
   Zambia Consolidated Copper
     Mines                                        600,000                   525
                                                                   -------------
                                                                          1,343
                                                                   -------------
--------------------------------------------------------------------------------
ZIMBABWE (7.3%)
BANKING
   NMBZ Holdings Ltd.                           1,954,000                   859
                                                                   -------------
BEVERAGES & TOBACCO
   Delta Corp., Ltd.                           10,970,036                 3,122
   TSL Ltd.                                     3,477,000                   550
                                                                   -------------
                                                                          3,672
                                                                   -------------
BUILDING MATERIALS & COMPONENTS
   Portland Holdings Ltd.                         400,000                    88
(a)Portland Holdings Ltd.
     (Convertible Shares 13%)                      25,000                     6
                                                                   -------------
                                                                             94
                                                                   -------------
ENERGY SOURCES
   Wankie Colliery Co. Ltd.                     7,871,900                   519
                                                                   -------------
FOOD & HOUSEHOLD PRODUCTS
   Eastern Highland Plantation                  3,375,659                   258
   Interfresh Ltd.                             15,000,000                   455
                                                                   -------------
                                                                            713
                                                                   -------------
FOREST PRODUCTS & PAPER
   PG Industries Ltd.                           1,713,446                    84
                                                                   -------------
LEISURE & TOURISM
   Zimbabwe Sun Ltd.                            6,617,338                   610
                                                                   -------------
MERCHANDISING
   Meikles Africa Ltd.                          6,544,880                 5,777
                                                                   -------------
MISC. MATERIALS & COMMODITIES
   Bindura Nickel Corp., Ltd.                     658,750                    50
                                                                   -------------
MULTI-INDUSTRY
(a)TA Holdings Ltd.                            11,432,100                   301
   Trans Zambezi Industries Ltd.                6,012,410                   365
(b)Trans Zambezi Industries Ltd.
     ADR                                        2,560,000                   155
                                                                   -------------
                                                                            821
                                                                   -------------
                                                                         13,199
                                                                   -------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost U.S.$195,061)                                                    179,379
                                                                   -------------
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                                          VALUE
                                                   SHARES                 (000)
--------------------------------------------------------------------------------
WARRANTS (0.0%)
--------------------------------------------------------------------------------
SOUTH AFRICA (0.0%)
MULTI-INDUSTRY
(a)Leisure Planet Holdings `B',
     expiring 1/24/01
   (Cost U.S.$--)                                                  U.S.$     --@
                                                                   -------------
--------------------------------------------------------------------------------
                                                     FACE
                                                   AMOUNT
                                                    (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.0%)
--------------------------------------------------------------------------------
UNITED STATES (1.0%)
REPURCHASE AGREEMENT
   Chase Securities, Inc. 4.55%,
     dated 6/30/99, due 7/1/99, to
     be repurchased at U.S.$1,855,
     collateralized by U.S.$1,725
     United States Treasury
     Bonds, 7.25%, due 5/15/16,
     valued at U.S.$1,917
     (Cost U.S.$1,855)                   U.S.$      1,855                 1,855
                                                                   -------------
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (2.5%)
   Egyptian Pound                        EGP        2,206                   646
   Mauritius Rupee                       MUR        3,189                   127
   South African Rand                    ZAR       22,575                 3,741
                                                                   -------------
   (Cost U.S.$4,549)                                                      4,514
                                                                   -------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.1%)
   (Cost $201,465)                                                      185,748
                                                                   -------------
--------------------------------------------------------------------------------
OTHER ASSETS (2.5%)
   Receivable for Investments
     Sold                                U.S.$      3,482
   Dividends Receivable                             1,087
   Other Assets                                        28                 4,597
                                         -----------------         -------------
--------------------------------------------------------------------------------
LIABILITIES (-4.6%)
   Payable For:
     Investments Purchased                         (6,533)
     Dividends Declared                              (702)
     Bank Overdraft                                  (510)
     Custodian Fees                                  (309)
     Investment Advisory Fees                        (175)
     Professional Fees                                (47)
     Directors' Fees and Expenses                     (45)
     Shareholder Reporting Expenses                   (42)
     Administrative Fees                              (19)
     Net Unrealized Loss on Foreign
       Currency Exchange Contracts                     (2)
   Other Liabilities                                  (21)              (8,405)
                                         -----------------         -------------
--------------------------------------------------------------------------------


                                                                         AMOUNT
                                                                          (000)
--------------------------------------------------------------------------------
NET ASSETS (100%)
   Applicable to 14,041,121,
     issued and outstanding
     U.S.$0.01 par value shares
     (100,000,000 shares
     authorized)                                                   U.S.$181,940
                                                                   -------------
                                                                   -------------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                          U.S.$  12.96
                                                                   -------------
                                                                   -------------
--------------------------------------------------------------------------------
AT JUNE  30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
   Common Stock                                                    U.S.$    140
   Capital Surplus                                                      202,019
   Undistributed Net Investment Income                                    1,802
   Accumulated Net Realized Loss                                         (6,228)
   Unrealized Depreciation on Investments and
     Foreign Currency Translations                                      (15,793)
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   U.S.$181,940
                                                                   -------------
                                                                   -------------
--------------------------------------------------------------------------------

(a) -- Non-income producing
(b) -- 144A Security - certain conditions for public sale may exist.
(c) -- Security valued at fair value -- See note A-1 to financial statements. @ -- Value is less than U.S.$500.
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at June 30, 1999, the Fund is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

 CURRENCY                                    IN                           NET
    TO                                    EXCHANGE                    UNREALIZED
  DELIVER       VALUE      SETTLEMENT        FOR         VALUE           LOSS
   (000)        (000)         DATE          (000)        (000)           (000)
------------ ----------- -------------- ------------ ------------- ----------------
EGP     409    U.S.$120     07/01/99      U.S.$ 119    U.S.$ 119      U.S.$  (1)
MUR   2,083          83     07/01/99      U.S.$  82           82             (1)
MUR     616          24     07/01/99      U.S.$  24           24             --
MUR     490          19     07/02/99      U.S.$  19           19             --
               --------                                ---------      ---------
               U.S.$246                                U.S.$ 244      U.S.$  (2)
               --------                                ---------      ---------
               --------                                ---------      ---------

--------------------------------------------------------------------------------
JUNE 30, 1999 EXCHANGE RATES:
--------------------------------------------------------------------------------

EGP     Egyptian Pound                                     3.414  =  U.S. $1.00
MUR     Mauritius Rupee                                   25.175  =  U.S. $1.00
ZAR     South African Rand                                 6.035  =  U.S. $1.00
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY CLASSIFICATION -- JUNE 30, 1999
--------------------------------------------------------------------------------

                                                                        PERCENT
                                                    VALUE                OF NET
INDUSTRY                                            (000)                ASSETS
--------------------------------------------------------------------------------
Banking                                      U.S.$ 34,866                 19.2%
Beverages & Tobacco                                30,954                 17.0
Broadcasting & Publishing                           5,433                  3.0
Building Materials & Components                     4,587                  2.5
Business & Public Services                          3,021                  1.7
Chemicals                                           4,964                  2.7
Construction & Housing                              2,621                  1.4
Data Processing & Reproduction                      1,155                  0.6
Diversified Operations                                463                  0.2
Electrical & Electronics                              850                  0.5
Electrical Components, Instruments                     15                  0.0
Energy Sources                                        575                  0.3
Financial Services                                 17,939                  9.9
Food & Household Products                           7,622                  4.2
Forest Products & Paper                                84                  0.1
Gold Mines                                          1,768                  1.0
Industrial Components                               1,077                  0.6
Insurance                                           9,899                  5.4
Leisure & Tourism                                   4,941                  2.7
Machinery & Engineering                               333                  0.2
Merchandising                                       9,191                  5.1
Metals-- Non-Ferrous                                3,402                  1.9
Misc. Materials & Commodities                       9,277                  5.1
Multi-Industry                                     12,089                  6.6
Telecommunications                                 10,179                  5.6
Utilities-- Electrical & Gas                        2,074                  1.1
Other                                               6,369                  3.5
                                             ------------                -----
                                             U.S.$185,748                102.1%
                                             ------------                -----
                                             ------------                -----
--------------------------------------------------------------------------------

SUMMARY OF TOTAL INVESTMENTS BY COUNTRY -- JUNE 30, 1999

                                                                        PERCENT
                                                    VALUE                OF NET
COUNTRY                                             (000)                ASSETS
--------------------------------------------------------------------------------
Botswana                                     U.S.$  8,852                  4.9%
Egypt                                              27,534                 15.1
Ghana                                              21,185                 11.6
Ivory Coast                                         3,061                  1.7
Kenya                                               3,988                  2.2
Malawi                                                993                  0.6
Mauritius                                          20,748                 11.4
Mozambique                                            184                  0.1
Nigeria                                                56                  0.0
South Africa                                       76,701                 42.2
Tunisia                                             1,535                  0.8
United States (short-term investments)              1,855                  1.0
Zambia                                              1,343                  0.7
Zimbabwe                                           13,199                  7.3
Other                                               4,514                  2.5
                                             ------------                -----
                                             U.S.$185,748                102.1%
                                             ------------                -----
                                             ------------                -----
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                                                                          SIX MONTHS
                                                                                                             ENDED
                                                                                                         JUNE 30, 1999
                                                                                                          (UNAUDITED)
STATEMENT OF OPERATIONS                                                                                      (000)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends ........................................................................................   U.S.$    4,327
    Interest .........................................................................................               31
    Less: Foreign Taxes Withheld .....................................................................             (261)
---------------------------------------------------------------------------------------------------------------------------
      Total Income                                                                                                4,097
---------------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees .........................................................................            1,042
    Custodian Fees ...................................................................................              312
    Administrative Fees ..............................................................................              107
    Shareholder Reporting Expenses ...................................................................               46
    Professional Fees ................................................................................               37
    Directors' Fees and Expenses .....................................................................               26
    Transfer Agent Fees ..............................................................................               10
    Other Expenses ...................................................................................               27
---------------------------------------------------------------------------------------------------------------------------
      Total Expenses .................................................................................            1,607
---------------------------------------------------------------------------------------------------------------------------
        Net Investment Income ........................................................................            2,490
---------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold .......................................................................              490
    Foreign Currency Transactions ....................................................................              (43)
---------------------------------------------------------------------------------------------------------------------------
      Net Realized Gain ..............................................................................              447
---------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Appreciation on Investments ......................................................................           15,377
    Depreciation on Foreign Currency Translations ....................................................             (464)
---------------------------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation .................................................           14,913
---------------------------------------------------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized Appreciation/Depreciation ...........................           15,360
---------------------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................................   U.S.$   17,850
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------


                                                                                     SIX MONTHS
                                                                                        ENDED
                                                                                    JUNE 30, 1999          YEAR ENDED
                                                                                     (UNAUDITED)       DECEMBER 31, 1998
STATEMENT OF CHANGES IN NET ASSETS                                                      (000)                (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income                                                            U.S.$    2,490        U.S.$    5,826
  Net Realized Gain                                                                           447                 2,953
  Change in Unrealized Appreciation/Depreciation                                           14,913               (39,777)
---------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations                          17,850               (30,998)
---------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income                                                                      (702)              (12,452)
  In Excess of Net Realized Gains                                                              --                   (37)
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                                        (702)              (12,489)
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Repurchase of Shares (305,300 shares and 1,102,056 shares, respectively)                 (2,931)              (11,993)
---------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                                                14,217               (55,480)

NET ASSETS:
  Beginning of Period                                                                     167,723               223,203
---------------------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed net investment income of U.S.$1,802       U.S.$  181,940        U.S.$  167,723
    and U.S.$14, respectively)
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                          SIX MONTHS                                                               PERIOD FROM
                                             ENDED                    YEAR ENDED DECEMBER 31,                   FEBRUARY 14, 1994*
SELECTED PER SHARE DATA                  JUNE 30, 1999  ------------------------------------------------------          TO
AND RATIOS:                               (UNAUDITED)       1998          1997          1996         1995       DECEMBER 31, 1994
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..  U.S.  $11.69   U.S.  $14.45  U.S.  $16.86  U.S.  $17.05  U.S.  $14.43    U.S.  $14.10
------------------------------------------------------------------------------------------------------------------------------------
Offering Costs ........................            --             --            --            --            --           (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income .................          0.18           0.40          0.34          0.35          0.64            0.54
Net Realized and Unrealized Gain
  (Loss) on Investments ...............          1.08          (2.58)        (0.20)         0.83          2.95            0.38
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations ..          1.26          (2.18)         0.14          1.18          3.59            0.92
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income ...............         (0.05)         (0.86)        (0.30)        (0.14)        (0.96)          (0.54)
  In Excess of Net Investment Income ..            --             --            --            --         (0.00)#         (0.00)#
  Net Realized Gains ..................            --             --         (2.04)        (1.23)        (0.01)             --
  In Excess of Net Realized Gains .....            --          (0.00)#       (0.21)           --            --              --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions ...............         (0.05)         (0.86)        (2.55)        (1.37)        (0.97)          (0.54)
------------------------------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Shares
  Repurchased .........................          0.06           0.28            --            --            --              --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........  U.S.  $12.96   U.S.  $11.69  U.S.  $14.45  U.S.  $16.86  U.S.  $17.05    U.S.  $14.43
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF
  PERIOD ..............................  U.S.  $10.13   U.S.   $8.38  U.S.  $11.50  U.S.  $13.63  U.S.  $12.88    U.S.  $11.38
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value ........................         21.51%        (20.62)%        1.13%        16.26%        20.84%         (15.37)%
  Net Asset Value (1) .................         11.43%        (11.82)%        2.69%         8.64%        26.14%           7.34%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (THOUSANDS) .........................  U.S.$181,940   U.S.$167,723  U.S.$223,203  U.S.$260,522  U.S.$236,428    U.S.$222,929
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net
  Assets ..............................          1.85%**       1.79%         1.77%          1.79%         1.77%           1.87%**
Ratio of Net Investment Income to
  Average Net Assets ..................          2.87%**       2.56%         1.72%          2.11%         4.18%           4.47%**
Portfolio Turnover Rate ...............            62%           53%           40%            68%           66%             32%
------------------------------------------------------------------------------------------------------------------------------------

*   Commencement of operations
**  Annualized
#   Amount is less than U.S. $0.01 per share.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.



    The accompanying notes are an integral part of the financial statements.

NOTE TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1999
-----------

    The Morgan Stanley Dean Witter Africa Investment Fund, Inc. (formerly The Morgan Stanley Africa Investment Fund, Inc.) (the "Fund") was incorporated in Maryland on December 14, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others. Due to certain African securities markets' small size, degree of liquidity and volatility, the price which the Fund may realize upon sale of securities may not be equal to its value as presented in the financial statements.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

    The Fund may be subject to taxes imposed by countries in which it invests. The Fund accrues such taxes when the related income is earned.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

      - investments, other assets and liabilities at the prevailing rate of exchange on valuation date;

      - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books, if any, and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

6. DEBT INSTRUMENTS: The Fund may invest in debt instruments including those in the form of fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments ("Assignments") of all or a portion of Loans from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

7. WRITTEN OPTIONS: The Fund may write covered call options in an attempt to increase the Fund's total return. The Fund will receive premiums that are recorded as liabilities and subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase.

8. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

9. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the
    Fund:

    INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

    TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

    Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

10. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

11. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions and gains on certain securities of corporations designated as "passive foreign investment companies".

    Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

    Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (formerly Morgan Stanley Asset Management Inc.) (the "Adviser"), provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.20% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.06% of the Fund's average weekly net assets, plus

$100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. For the six months ended June 30, 1999, the Fund made purchases and sales totaling approximately $106,643,000 and $108,146,000 respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases and sales of long-term U.S. Government securities. At June 30, 1999, the U.S. Federal income tax cost basis of securities was $196,916,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $15,682,000 of which $27,451,000 related to appreciated securities and $43,133,000 related to depreciated securities. At December 31, 1998, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $3,546,000 available to offset future capital gains which will expire on December 31, 2006. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

F. For the six months ended June 30, 1999, the Fund placed a portion of its portfolio transactions with affiliated broker/dealers. Accordingly, the Fund incurred brokerage commissions of $56,000 with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser, for the six months ended June 30, 1999.

G. A significant portion of the Fund's net assets consists of securities of issuers located in Africa. These securities are denominated in foreign currencies and involve certain considerations and risks not typically associated with investments in the United States. Securities of these issuers are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, the securities markets in these countries are less developed than the U.S. securities market and there is often substantially less publicly available information about African issuers than there is about U.S. issuers. Settlement mechanisms are also less developed and consist primarily of physical delivery, which may cause the Fund to experience delays or other difficulties in effecting transactions in certain African nations.

These securities may also be subject to substantial governmental involvement in the economy and greater social, economic, and political uncertainty which could adversely affect the liquidity or value, or both, of the Fund's investment. In addition, the Fund's ability to hedge its currency risk is limited, possibly exposing the Fund to currency devaluation and other exchange rate fluctuations. Accordingly, the price which the Fund may realize upon sale of such securities may not be equal to its value as presented in the financial statements.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at June 30, 1999 totaled $41,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. During June 1999, the Officers declared a dividend distribution of $0.05 per share, derived from net investment income, payable on July 9, 1999, to shareholders of record on June 30, 1999.

J. On July 2, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the six months ended June 30, 1999, the Fund repurchased 305,300 shares of its Common Stock at an average price per share of $9.55 and an average discount of 22.71% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board.

                       K. Supplemental Proxy Information

The Annual Meeting of the Stockholders of the Morgan Stanley Africa Investment Fund, Inc. was held on June 21, 1999. The following is a summary of each proposal presented and the total number of shares voted:

                                                                  VOTES IN       VOTES     AUTHORITY      VOTES
PROPOSAL:                                                         FAVOR OF      AGAINST     WITHHELD    ABSTAINED
---------                                                        ----------    ---------   ---------   ----------
1. To elect the following Directors: Peter J. Chase               8,386,347           --   3,791,446           --
                                     David B. Gill                8,386,789           --   3,791,004           --
                                     Michael F. Klein             8,384,824           --   3,792,967           --

2. To ratify the selection of PricewaterhouseCoopers LLP
   as independent accountants of the Fund                        12,119,704       36,512          --       21,576

3. To approve an amendment to the Fund's Articles of
   Incorporation to change the name of the Fund to Morgan
   Stanley Dean Witter Africa Investment Fund, Inc.               8,505,575    3,641,489          --       30,728

YEAR 2000 DISCLOSURE (UNAUDITED):

The investment advisory services provided to the Fund by the Adviser depend on the smooth operation of its computer systems. Many computer and software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser has been actively working on necessary changes to its own computer systems to deal with the year 2000 problem and expects that its systems will be adapted before that date. There can be no assurance, however, that the Adviser will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Adviser is monitoring their remedial efforts, but, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

    Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive share s valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

    The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends and distributions.

    In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

    Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The provisions of the Plan have been modified to conform to the above description regarding the option of Participants to make additional voluntary cash payments to the Plan on an annual, rather than monthly, basis. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:


                  Morgan Stanley Dean Witter Africa Investment Fund, Inc. American Stock Transfer & Trust Company
                  Dividend Reinvestment and Cash Purchase Plan
                  40 Wall Street
                  New York, NY 10005
                  1-800-278-4353